UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 240.14a-12

RUTH’S CHRIS STEAK HOUSE, INC.

(Name of Registrant as Specified in Its Charter)(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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RUTH’S CHRIS STEAK HOUSE, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

RUTH’S CHRIS STEAK HOUSE, INC.

500 INTERNATIONAL PKWY.

SUITE 100

HEATHROW, FL 32746

Stockholder Meeting to be held on 05/22/08

Proxy Material Available

•	Notice and Proxy Statement

•	Annual Report

PROXY MATERIAL - VIEW OR RECEIVE
You can choose to view the material Online or receive a paper or e-mail copy.
There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 8, 2008. Your request will apply to the documents listed above and to materials relating to all future meetings of our stockholders until you revoke your request.

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
3) BY E-MAIL*	- sendmaterial@proxyvote.com

* If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information
Meeting Type:	Annual
Meeting Date:	05/22/08
Meeting Time:	1:00 P.M. EDT
For holders as of:	04/01/08
Meeting Location:
Ruth’s Chris Steak House (Lake Mary)
80 Colonial Center Parkway
Sanford, FL 32746
Meeting Directions:
For Meeting Directions Please Contact Zulma
Gonzalez at:
(407)829-3467

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

1.	Election of directors nominated by the board of directors to serve until the 2009 annual meeting of stockholders and/or until their successors have been elected and qualified:
	Nominees:
	01)	Craig S. Miller	04)	Bannus B. Hudson
	02)	Robin P. Selati	05)	Alan Vituli
	03)	Carla R. Cooper

2.	Amendment to the Company’s 2005 Long-Term Equity Incentive Plan to increase the number of shares available for award by 1,500,000 shares.

3.	Amendment to the Company’s amended and restated Certificate of Incorporation in order to change the name of the Company to “Ruth’s Hospitality Group, Inc.”

4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2008.

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